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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-UP2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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        Delaware                   333-83816              13-3439681
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(State or Other Jurisdiction            (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street
New York, New York                                              10013
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000

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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


Description of the Certificates and the Mortgage Pools

         On July 30, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-UP2, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Union Planters Mortgage, Inc. as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3, Certificates," the "Class A-4 Certificates," the "Class S-1 Certificates," the "Class S-2 Certificates," the "Class IO-1 Certificates," the "Class IO-2 Certificates," the "Class PO-1 Certificates," the "Class PO-2 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $309,537,469.45 as of July 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 28, 2003 (the "Mortgage Loan Purchase Agreement"), among the Depositor, Union Planters Bank, National Association and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated July 28, 2003, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated July 28, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-



                          Initial Certificate
       Class               Principal Balance               Pass-Through Rate
       -----              -------------------              -----------------
         A-1                $131,586,000.00                 4.00% per annum
         A-2                 $95,033,000.00                 4.00% per annum
         A-3                 $9,117,000.00                  4.00% per annum
         A-4                 $45,883,000.00                 4.00% per annum
         S-1            Initial Notional Amount             3.0% per annum
         S-2            Initial Notional Amount             3.0% per annum
        IO-1            Initial Notional Amount                Variable
        IO-2            Initial Notional Amount                Variable
        PO-1                 $8,564,365.00                      0.000%
        PO-2                 $5,424,762.00                      0.000%
         B-1                 $4,333,400.00                  7.00% per annum
         B-2                 $3,404,800.00                  7.00% per annum
         B-3                 $2,476,200.00                  7.00% per annum
         B-4                 $1,083,300.00                  7.00% per annum
         B-5                  $773,700.00                   7.00% per annum
         B-6                 $1,854,869.45                  7.00% per annum
          R                     $100.00                     4.00% per annum


         The Certificates, other than the B-4, B-5 and B-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 28, 2003, and the Prospectus Supplement, dated July 28, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, B-5, B-6 and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits


            EXHIBIT NO.       DESCRIPTION

            4.1 Pooling and Servicing Agreement, dated as of July 1, 2003, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Union Planters Mortgage, Inc. as Master Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2003-UP2 Certificates.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 24, 2003

                                                 SALOMON BROTHERS MORTGAGE
                                                 SECURITIES VII, INC.


                                                 By: /s/ David Reedy
                                                     ---------------------------
                                                 Name:   David Reedy
                                                 Title:  Assistant Secretary










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                                Index to Exhibits
                                -----------------




                                                                  Sequentially
Exhibit No.               Description                             Numbered Page
-----------               -----------                             -------------
    4.1        Pooling and Servicing Agreement, dated as of             7
               July 1, 2003, by and among Salomon Brothers
               Mortgage Securities VII, Inc. as Depositor,
               Union Planters Mortgage, Inc. as Master
               Servicer and Wells Fargo Bank Minnesota,
               National Association as Trustee, relating to the Series 2003-UP2 Certificates.




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                         Exhibit 4.1

                          See Tab 4